SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☑ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant Under Rule 14a-12
Medizone International, Inc.
(Name of Registrant as Specified in Its Charter)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 26, 2009
PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, AUGUST 26, 2009
INFORMATION ABOUT THE ANNUAL MEETING
PROPOSAL NUMBER 1
ELECTION OF DIRECTORS
PROPOSAL NUMBER 2
ARTICLE IV — CAPITAL STOCK
PROPOSAL NUMBER 3
OTHER MATTERS

MEDIZONE INTERNATIONAL, INC.
144 Buena Vista,
Stinson Beach, California 94970-0742
Dear Fellow Stockholder:
You are cordially invited to attend our Annual Meeting of Stockholders to be held at The Peppermill Hotel Casino, 2707 South Virginia Street, Reno, Nevada 89502 on Wednesday, August 26, 2009 at 10:00 AM, Pacific Daylight Saving Time.
The business to be conducted at the Annual Meeting is explained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. At the Annual Meeting, we will also discuss our results for the past year.
The Securities and Exchange Commission has adopted rules that permit proxy materials to be furnished over the Internet rather than in paper form. Accordingly, we are sending to our stockholders a notice regarding the availability of this Proxy Statement, our Annual Report on Form 10-K for Fiscal 2008, and other proxy materials, via the Internet. This electronic process gives you fast, convenient access to the materials, reduces the impact on the environment, and reduces our printing and mailing costs. A paper copy of these materials can be requested using one of the methods described in the materials.
Whether or not you plan to attend the meeting in person, please submit your vote using one of the voting methods described in the attached materials. Submitting your vote by any of these methods will not affect your right to attend the meeting and vote in person should you so choose. However, if your shares are held through a broker or other nominee, you must obtain a legal proxy from the record holder of your shares in order to vote at the meeting.
Thank you for your continued support.
Sincerely,
Edwin G. Marshall
Chief Executive Officer and
Chairman of the Board of Directors
Stinson Beach, California
July 17, 2009

MEDIZONE INTERNATIONAL, INC.
144 Buena Vista,
Stinson Beach, California 94970
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 26, 2009
The Annual Meeting of Stockholders (the “Annual Meeting”) of Medizone International, Inc. (the “Company”) will be held at The Peppermill Hotel Casino, 2707 South Virginia Street, Reno, Nevada 89502, on Wednesday, August 26, 2009 at 10:00 AM (PDST) for the following purposes:
(1)	To elect four directors;

(2)	To approve an amendment to the Articles of Incorporation of the Company to (a) increase the authorized shares to 395,000,000 shares of Common Stock, and (b) provide for the issuance of up to 50,000,000 shares of Preferred Stock in such series and with such rights and preferences as the Board of Directors of the Company may from time to time determine;

(3)	To ratify the selection of HJ Associates & Consultants, LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2009; and

(4)	To act upon such other business as may properly come before the Annual Meeting.
Only holders of record of our Common Stock at the close of business on June 26, 2009, will be entitled to vote at the Annual Meeting or any adjournment thereof. You are cordially invited to attend the Annual Meeting.
In accordance with rules approved by the Securities and Exchange Commission, instead of mailing a printed copy of the Company’s proxy materials to stockholders, the Company may now furnish proxy materials to stockholders on the Internet by providing a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to stockholders when the materials are available on the Internet. If you receive the Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials unless you specifically request one. Instead, the Notice of Internet Availability will instruct you on how you may access and review all of the Company’s proxy materials and the Company’s annual report, as well as how to submit your proxy, over the Internet. If you receive a Notice of Internet Availability and would still like to receive a printed copy of the Company’s proxy materials, including a proxy card or voting instruction card, you should follow the instructions for requesting these materials included in the Notice of Internet Availability.
Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting.
By Order of the Board of Directors
Edwin G. Marshall
Chief Executive Officer and Chairman
July 17, 2009
Stinson Beach, California

MEDIZONE INTERNATIONAL, INC.
144 Buena Vista,
Stinson Beach, California 94970
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, AUGUST 26, 2009
This proxy statement (“Proxy Statement”) is being furnished to our stockholders in connection with the solicitation of proxies by the Board of Directors of Medizone International, Inc., a Nevada corporation (the “Company”) for the Board’s use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at The Peppermill Hotel Casino, 2707 South Virginia Street, Reno, Nevada 89502, on Wednesday, August 26, 2009 at 10:00 AM (PDST), and at any adjournment thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders.
The enclosed proxy is solicited by our Board of Directors. The cost of solicitation of proxies is being borne by the Company.
The close of business on June 26, 2009 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of June 26, 2009, there were 220,240,924 shares of the Company’s Common Stock, par value $0.001 per share, issued and outstanding and entitled to vote at the Annual Meeting. The presence, in person or by proxy, of a majority of the votes entitled to be cast on the record date is necessary to constitute a quorum at the Annual Meeting. Each share of Common Stock is entitled to one vote on all issues requiring a stockholder vote at the Annual Meeting. Each nominee for director named in Proposal Number 1 must receive a plurality of the votes cast in person or by proxy in order to be elected. Stockholders may not cumulate their votes for the election of directors. The affirmative vote of a majority of the issued and outstanding shares of the Company is required for the approval of Proposal No. 2 to amend the Articles of Incorporation of the Company to (a) increase the authorized capital of the Company, and (b) allow for the issuance of Preferred Stock. The affirmative vote of a majority of the votes cast on the matter is required for approval of Proposal No. 3, appointment of the independent registered public accounting firm of the Company as set forth in the accompanying materials.
All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted as follows:
•	FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR NAMED HEREIN;

•	FOR THE APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES TO 395,000,000 COMMON SHARES AND AUTHORIZING PREFERRED SHARES FOR FUTURE ISSUANCE; AND

•	FOR THE RATIFICATION OF THE SELECTION OF HJ ASSOCIATES & CONSULTANTS, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.
The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.
Internet Availability of Proxy Materials
In accordance with rules approved by the Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of the Company’s proxy materials to stockholders, the Company may furnish proxy materials to stockholders on the Internet by providing a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability” or “Notice”) to stockholders when the materials are available on the Internet. If you receive the Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials unless you specifically request one. Instead, the Notice of Internet Availability will instruct you on how you may access and review all of the Company’s proxy materials and the Company’s annual report, as well as how to submit your proxy, over the Internet. If you receive a Notice of Internet Availability and would still like to receive a printed copy of the Company’s proxy materials, including a proxy card or voting instruction card, you should follow the instructions for requesting these materials included in the Notice of Internet Availability.
The Company intends to commence distribution of the Notice of Internet Availability to stockholders on or about June 29, 2009.
The Company first made available the proxy solicitation materials at www.amstock.com/proxyservices/ viewmaterials.asp on or about July 17, 2009 to all stockholders entitled to vote at the annual meeting. You may also request a printed copy of the proxy solicitation materials by any of the following methods: by Internet at www.amstock.com/proxyservices/requestmaterials.asp, by telephone at 888-776-9962 (718-921-8562 for international callers); or by sending an e-mail to info@amstock.com. Our 2008 Annual Report on Form 10-K was made available at the same time and by the same methods.
Voting and Submission of Proxies
You can vote your shares using one of the following methods:
•	Vote through the Internet at www.voteproxy.com using the instructions included in the Notice of Internet Availability, the proxy card, or voting instruction card;

•	Vote by telephone using the instructions on the proxy card or voting instruction card if you received a paper copy of the proxy materials;

•	Complete and return a written proxy or voting instruction card using the proxy card or voting instruction card if you received a paper copy of the proxy materials; or

•	Attend and vote at the meeting.
Internet and telephone voting are available 24 hours a day, and if you use one of those methods, you do not need to return a proxy or voting instruction card. Unless you are planning to vote at the meeting, your vote must be received by 11:59 PM Eastern Daylight Time, on August 25, 2009.
Even if you submit your vote by one of the first three methods mentioned above, you may still vote at the meeting if you are the record holder of your shares or hold a legal proxy from the record holder. Your vote at the meeting will constitute a revocation of your earlier proxy or voting instructions.
INFORMATION ABOUT THE ANNUAL MEETING
Why You are Receiving These Materials
Our Board of Directors has made these materials available to you on the Internet or, upon your request, has delivered printed proxy materials to you in connection with the solicitation of proxies for use at our Annual Meeting. This Proxy Statement describes proposals on which you, as a stockholder, are being asked to vote. It also gives you information on these proposals, as well as other information so that you can make an informed decision. As a stockholder, you are invited to attend the Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.
Why You Received a Notice Regarding the Internet Availability of Proxy Materials Instead of a Full set of Proxy Materials
In accordance with rules adopted by the SEC, we may furnish proxy materials, including this Proxy Statement and our annual report to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Most stockholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which was mailed to most of our stockholders, provides instructions as to how to access and review all of the proxy materials on the Internet. The Notice also instructs how to submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice. Do not return the Notice in order to vote your shares. The Notice provides instructions on how to vote by Internet, by telephone, by requesting and returning a paper proxy card, or by submitting a ballot in person at the meeting.
Location and Date of the Annual Meeting
The Annual Meeting will take place at The Peppermill Hotel Casino, 2707 South Virginia Street, Reno, Nevada 89502 on Wednesday, August 26, 2009 at 10:00 AM Pacific Daylight Saving Time.
What is to be Voted upon at the Annual Meeting
At the Annual Meeting, stockholders will act upon the following proposals:
•	The election of four directors;

•	Approval of the increase of authorized capital from 250,000,000 to 395,000,000 shares and the authorization of preferred shares to be issued at a future date at the discretion of the Board of Directors;

•	Ratification of the selection of HJ Associates & Consultants, LLP as the Company’s independent registered public accounting firm; and

•	Action regarding any other matters that may properly come before the Annual Meeting of stockholders.
This Proxy Statement summarizes the information that you need to know to vote on an informed basis at the Annual Meeting; however, you do not need to attend the Annual Meeting to vote your shares.
Who May Vote at the Meeting
The Board of Directors has determined that those stockholders who are recorded in our record books as owning shares of our Common Stock as of the close of business on June 26, 2009, are entitled to receive notice of and to vote at the Annual Meeting.
If your shares are registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to vote in person at the meeting. If your shares are held in a brokerage account or by another nominee or trustee, you are considered the beneficial owner of shares held in street name. As the beneficial owner, you are also invited to attend the meeting. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from your broker, nominee, or trustee that holds your shares, giving you the right to vote the shares at the meeting.
How Many Votes does Each Stockholder Have
Each record holder of Common Stock is entitled to one vote per share of Common Stock held.
How Many Shares May Vote at the Annual Meeting
As of the record date of June 26, 2009, we had outstanding 220,240,924 shares of Common Stock, which are all eligible to vote at the Annual Meeting.

The Board of Directors’ Recommendations
Our Board of Directors unanimously recommends that our stockholders vote “FOR” each of the proposals to be presented at the meeting.
What Vote is Required to Approve the Proposals
Election of Directors: The election of the nominees for director requires the affirmative vote of a plurality of the shares cast at the Annual Meeting. This means that each nominee will be elected if he receives more affirmative votes than negative votes, even if he receives less than a majority of the votes cast at the meeting. If you do not want to vote your shares for a particular nominee, you may so indicate in the space provided on the proxy card or on the voting instruction card. In the unanticipated event that any of the nominees is unable or declines to serve, the proxy holder will have the discretion to vote the proxy for another person, as shall be designated by the Board of Directors to replace the nominee, or, in lieu thereof, the Board may reduce the number of directors.
Increase of Authorized Shares and Authorization of Preferred Stock: The approval of the amendment to our Articles of Incorporation to (a) increase the number of shares of Common Stock that the Company is authorized to issue, and (b) authorize the future issuance of Preferred Stock, requires the affirmative vote of a majority of the shares issued and outstanding.
Ratification of the Selection of Independent Registered Public Accounting Firm: Ratification of the selection of HJ Associates & Consultants, LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the matter. If the stockholders do not ratify the appointment of HJ Associates & Consultants, LLP, the Board of Directors may, but is not required to, reconsider such appointment.
Other Matters: We do not know of any business or proposals to be considered at the Annual Meeting other than those that are described in this Proxy Statement. If any other business is proposed and we decide to allow it to be presented at the Annual Meeting, the proxies that we receive from our stockholders give the proxy holders the authority to vote on that matter according to their best judgment.
How to Vote if You are Unable to Attend the Annual Meeting in Person
You do not need to attend the Annual Meeting in person in order to vote. You may, instead, vote over the Internet, by telephone or by mail (if you have requested printed proxy materials). By doing so, you are giving a proxy appointing Edwin G. Marshall (the Company’s Chief Executive Officer) and Steve M. Hanni (the Company’s Chief Financial Officer) to vote your shares at the meeting as you have instructed. If a proposal comes up for vote at the meeting for which you have not indicated an instruction, Mr. Marshall and Mr. Hanni will vote your shares according to their best judgment. Even if you currently plan to attend the meeting, it is a good idea to vote on the Internet, by telephone or, if you received printed proxy materials, to complete and return your proxy card before the meeting date, just in case your plans change. Note:
•	By Internet or Telephone — If you have telephone or Internet access, you may submit your proxy by following the instructions provided in the Notice or, if you received a printed version of the proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card.

•	By Mail — If you request printed proxy materials, you may submit your proxy by mail by signing your proxy card or, for shares held in street name, by following the voting instructions included by your stockbroker, trustee or nominee, and mailing it in the enclosed, postage-paid envelope. If you provide specific voting instructions, your shares will be voted as you have instructed.
How to Change Your Vote
You can change your vote at any time before we vote your proxy at the Annual Meeting in four ways. First, you can send written notice stating that you would like to revoke your proxy to our Corporate Secretary at the address given below. Second, you can request a new proxy card (by mailing our Corporate Secretary at the address given below) and complete and send it to American Stock Transfer & Trust Company, 6201 15th Avenue, 3rd Floor, Brooklyn, NY 11219. Third, you can vote by telephone or on the Internet at any time prior to 11:59 PM Eastern Daylight Time, on August 25, 2009 (your latest vote is counted). Fourth, you can attend the Annual Meeting and vote in person. You should send any written notice or request for a new proxy card to the attention of the Corporate Secretary, Medizone International, Inc., 144 Buena Vista, Stinson Beach, California 94970.
Broker Votes
Your broker will vote your shares according to the instructions that you provide regarding how to vote your shares. Following the directions provided by your broker, you should instruct your broker to vote your shares by returning a signed proxy card or otherwise by Internet or telephone by following the instructions you receive from your broker. If you fail to provide directions regarding how to vote as directed by your broker, your shares will not be voted unless your broker exercises discretionary voting rights with respect to a particular proposal. All signed proxies received by the Company and not subsequently revoked will be voted in accordance with the instructions contained therein. Unless they specifically instruct otherwise, all valid proxy cards received by the Company will be counted as a “FOR” vote in favor of each nominee for director and in favor of each of the other proposals.
Abstentions and Broker Non-votes
Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. A broker non-vote occurs when a nominee holding shares of our Common Stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Abstentions and broker non-votes are not treated as a vote cast at the meeting and therefore they are not counted in tabulations of the votes cast on the proposals as a vote against such proposals.
Solicitation of Proxies
Proxies may be solicited in person, by telephone, facsimile, mail or e-mail by our Directors, officers and employees without additional compensation. Brokers, nominees, fiduciaries, and other custodians have been requested to forward soliciting material to the beneficial owners of shares of our Common Stock held of record by them, and we will reimburse such custodians for their reasonable expenses. The Company will pay the cost of preparing and distributing these proxy materials. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.
If You Have Questions
If you have more questions about the Annual Meeting or the proposals, you should contact:
Medizone International, Inc.
144 Buena Vista,
Stinson Beach, California 94970
(415) 868-0300
Attention: Edwin G. Marshall, Chief Executive Officer

PROPOSAL NUMBER 1
ELECTION OF DIRECTORS
Nominees for Director
The persons named in the enclosed proxy card have been selected by the Board of Directors to serve as proxies and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of each of the nominees listed below. All of the nominees currently serve as directors of the Company. Each duly elected director will hold office until his successor shall have been elected and qualified. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other persons as may be nominated by the Board of Directors.
The election of a nominee for director requires the affirmative vote of a plurality of the shares cast at the Annual Meeting. This means that the nominees receiving the greatest number of votes will be elected, even if they receive less than a majority of the votes eligible to be cast at the meeting. If you do not want to vote your shares for a particular nominee, you may so indicate in the space provided on the proxy card or on the voting instruction card. In the unanticipated event that any of the nominees is unable or declines to serve, the proxy holder will have the discretion to vote the proxy for another person, as shall be designated by the Board of Directors to replace the nominee, or, in lieu thereof, the Board may reduce the number of directors.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF
EACH NOMINEE LISTED BELOW.
Directors
Our directors are elected annually and hold office until the next annual meeting of our stockholders or until their successors are elected and qualified. The nominees for director, each of whom is currently a director of the Company, are the following:
Edwin G. Marshall
Mr. Marshall is the Chairman (since June 1997) and Chief Executive Officer (since April 1998) of the Company. He has been a full-time employee of the Company since June 1997. Mr. Marshall attended Santa Rosa Junior College and the College of Marin, studying fire science and business administration. From 1964 to 1978, Mr. Marshall worked in the fire service in a city with a major chemical industrial complex, leaving with the rank of Captain. A private investor since 1973, he went to work in the real estate business in 1978. From 1978 until 1995, Mr. Marshall pursued various business pursuits, including managing his personal investments.
Richard G. Solomon
Mr. Solomon is a Director of the Company and also serves as an Executive Officer of its affiliate, Medizone New Zealand Limited. Mr. Solomon has been a stockholder of the Company since 1992. In 1995, Mr. Solomon joined with the Company to form Medizone New Zealand as a 50/50-owned joint venture. Between January 1996 and February 1997, Mr. Solomon was one of the Company’s directors. He was reappointed to the Board of Directors in May 2000. Mr. Solomon received a Bachelor of Commerce degree (University of Otago), and a Diploma of Business and Industrial Administration (University of Auckland). He is an Associate Chartered Accountant. Mr. Solomon’s career has been in business and investment. For 20 years he developed and operated a private hospital operating company, Haven Care Hospitals Limited. He was a long-standing board member and president of the New Zealand Hospitals Association and he was instrumental in the establishment of the New Zealand Council of Healthcare Standards, Inc., now known as Quality Health New Zealand.
Daniel D. Hoyt
Mr. Hoyt joined our board as a director in January 2002. Mr. Hoyt is a graduate of the University of Indiana, where he received a Bachelor of Science degree in Business Administration. Over the past 25 years, he has become a recognized leader in the life insurance industry, working as a career agent for American United Life Insurance Company. Mr. Hoyt’s clients have ranged from large public companies to small private businesses. In recent years he has spent most of his time in public speaking and relationship building in the insurance industry. His previous work experience includes seven years with Merrill Lynch as well as serving as the Chief Executive for the Chamber of Commerce in three Indiana communities. Mr. Hoyt currently serves as the Chairman of the Board of Biological Systems, Inc., a privately held corporation involved with bio-cleansing remediation systems for animal fats and oil-based materials.
Michael E. Shannon, M.A., M.Sc., M.D.
Dr. Shannon has served as Senior Medical Advisor to the Company since 2002. He became a director on August 18, 2008 and assumed responsibility as Director of Medical Affairs. In October 2008, Dr. Shannon was appointed President of the Canadian Foundation for Global Health. Dr. Shannon received his medical degree from Queen’s University in Canada, which included advanced training in surgery and sports medicine. He also holds post-graduate degrees in neurochemistry and physiology. He has been actively engaged in applied medical research within these areas for over 27 years. He served in the Canadian Forces for 31 years retiring at the rank of Commodore as Deputy Surgeon General for Canada. During the first Gulf War, Dr. Shannon served as the senior medical liaison officer for all of the Canadian forces. In 1996 he assumed responsibilities within Health Canada for re-organizing the Canadian blood system. Working with provincial and federal governments he oversaw the development of a new corporate entity dedicated exclusively to the management of blood services in Canada. He was then appointed Director General for the Laboratory Centre for Disease Control, a position he held for three years. In December 2000, Dr. Shannon left the Canadian federal government to pursue a new career in industry. In that capacity he simultaneously directed a phase III clinical trial in Canada, the United States and Great Britain for an artificial blood substitute product. Following completion of that work, he was asked to accept a special assignment with the Canadian Federal Government Auditor General’s office to conduct a cost benefit analysis of all government sponsored pharmacare programs and make recommendations directly to Parliament. His assignment and presentation to Parliament was completed in November 2004. Dr. Shannon then served on a special assignment to the Canadian Public Health Agency as Senior Medical Advisor. His responsibility was to direct the rebuilding of the Emergency Medical Response Capacity for Canada. In this regard and under his direction, the largest emergency medical response exercise in the history of the country, involving the overnight construction of a mobile hospital, hundreds of doctors and thousands of patients, was successfully held in Toronto in December of 2007. Dr. Shannon has been actively engaged in medical bio-oxidative (O3 based) research since 1987 and was directly responsible for the first human clinical trial to have ever been approved in North America which examined the efficacy of O3 delivered via minor autohemotherapy in the treatment of AIDS. He was also responsible for several primate studies utilizing O3 involving scientists from various departments within the Canadian Federal Government, as well as senior investigators from the Company and Cornell University.
Executive Officers
Officers are selected by and serve at the discretion of the Board of Directors. There is no family relationship between or among any of our directors and executive officers. The following table sets forth information concerning our executive officers and directors as of June 26, 2009:

Name	Age	Position
Edwin G. Marshall	67	Chairman of the Board, Chief Executive Officer
Richard G. Solomon	66	Director
Daniel D. Hoyt	69	Director
Michael E. Shannon	60	Director
Steve M. Hanni	40	Chief Financial Officer

Biographical information concerning members of our Board of Directors (who are also nominees for director to be voted upon at the Annual Meeting) is contained above under the caption “Nominees for Director.” The following information is provided regarding our remaining executive officers. In addition to those officers and directors, our Chief Financial Officer is Steve M. Hanni. Mr. Hanni became Chief Financial Officer in April 2002. Mr. Hanni is a Certified Public Accountant, licensed in Utah and Nevada. He graduated from Weber State University with both a Bachelor and Masters Degree in accounting. He is a member of the Utah Association of Certified Public Accountants and the American Institute of Certified Public Accountants. He also has served on the Practice Advisory Council and other committees for the Utah Association of Certified Public Accountants. Mr. Hanni has taught auditing at Westminster College and accounting at Weber State University. Since 2001, Mr. Hanni has been engaged in public practice with the firm of Stayner, Bates & Jensen, PC, Certified Public Accountants, in Salt Lake City, Utah. Mr. Hanni was previously a partner with the firm of HJ & Associates, LLC, a public accounting firm that acts as our independent public accountant in connection with the audit of our annual reports and the review of our quarterly financial reports.
Transactions with Related Persons
The Company owes accrued and unpaid compensation to its Chairman and CEO, Edwin G. Marshall. The Company also owes accrued and unpaid compensation to its Chief Financial Officer and to former officers. The Company has not entered into any transactions with related persons during the last two completed fiscal years that resulted in indebtedness or otherwise involved amounts in excess of the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years.
Director Independence
Our Board of Directors has determined that Daniel Hoyt, a member of the Board of Directors, is an independent director. Except for Mr. Hoyt, the Company currently has no other independent directors as defined by the rules of any securities exchange or inter-dealer quotation system. The Company’s Common Stock was previously traded on the OTC Bulletin Board and is now quoted on the Pink Sheets. These markets do not impose standards relating to director independence or the makeup of committees with independent directors, or provide definitions of independence. There are currently no standing committees of the Board of Directors.
Corporate Governance
The Board of Directors is elected by and is accountable to the stockholders of the Company. The Board establishes policy and provides strategic direction, oversight, and control of the Company. The Board met three times during the year ended December 31, 2008. All directors attended 100% of the meetings of the Board with one exception in which a director was unavailable and authorized the Chairman by proxy to vote on his behalf. The Board has no separate audit, compensation, nominating or other committees.
Code of Ethics
The Company has adopted a formal, written code of conduct within the specific guidelines as promulgated by the Securities and Exchange Commission and within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002. This document can be found on the Company’s website at http://www.medizoneint.com. The Company’s Code of Ethics applies to its named executive officers, as well as all other employees. The Company has communicated the high level of ethical conduct expected from all of its employees, including its officers.
Compliance with Section 16(a) of the Securities Exchange Act
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who beneficially own more than 10% of a registered class of its equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and stockholders owning more than 10% of the shares are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all forms filed by them under Section 16(a). The Company is not aware of any transactions in its Common Stock by or on behalf of any director, executive officer or 10% stockholder, which would require the filing of any report pursuant to Section 16(a) during the fiscal year ended December 31, 2008, that was not timely filed with the Commission, except for the following reports which are expected to be filed during April 2009, once the necessary filing codes are obtained:

•	Edwin G. Marshall, the Company’s Chairman and CEO, filed a Form 5 during April 2009 reporting the issuance of 2,500,000 shares of Common Stock issued to Mr. Marshall on May 12, 2008 for services rendered valued at $50,000;

•	Richard G. Solomon, a Company director, filed a Form 5 during April 2009, reporting the issuance of 2,500,000 shares of Common Stock issued to Mr. Solomon on May 12, 2008 for services rendered valued at $50,000, or $0.02 per share, and 125,000 shares of Common Stock on May 14, 2008 for cash proceeds previously received totaling $2,500, or $0.02 per share;

•	Daniel Hoyt, a Company director, filed a Form 5 during April 2009, reporting the issuance of 2,500,000 shares of Common Stock issued to Mr. Hoyt on May 12, 2008 for services rendered valued at $50,000, or $0.02 per share, 5,338,333 shares of Common Stock on May 12, 2008 for cash proceeds previously received totaling $107,600, or $0.02 per share, and 409,075 shares of Common Stock on May 12, 2008 in lieu of outstanding debt with the Company totaling $8,181, or $0.02 per share;

•	Dr. Michael E. Shannon, a Company director, filed a Form 5 during April 2009, reporting the issuance of 1,250,000 shares of Common Stock issued to Mr. Shannon on May 12, 2008 for services rendered valued at $25,000, or $0.02 per share, and

•	Steve M. Hanni, the Company’s CFO, filed a Form 5 during April 2009, reporting the issuance of 1,250,000 shares of Common Stock issued to Mr. Hanni on May 12, 2008 for services rendered valued at $25,000, or $0.02 per share.
Executive Compensation
The following Summary Compensation Table shows compensation paid to our Chief Executive Officer for each of the past three years.
Summary Compensation Table

							Nonequity	Nonqualified
							Incentive	Deferred
						Option	Plan	Compensation	All other
		Salary		Bonus	Stock Awards	Awards	Compensation	earnings	compensation	Total
Name and Principal Position	Year	($)		($)	($)	($)	($)	($)	($)	($)
Edwin G. Marshall (1)	2008	$170,000	(2)	$0	$0	$0	$0	$0	$0	$170,000
Chairman and CEO	2007	$170,000	(3)	$0	$50,000 (5)	$0	$0	$0	$0	$220,000
	2006	$170,000	(4)	$0	$0	$0	$0	$0	$0	$170,000

(1)	Does not include the following amounts accrued and payable to Mr. Marshall’s wife (Dr. Jill Marshall), also an officer until her resignation on July 1, 2004: $37,000 in 2008 (consulting), $26,000 in 2007 (consulting), and $27,000 in 2006 (consulting). Cash payments of salary and consulting fees made to Dr. Marshall in those years were $7,000 in 2008, $0 in 2007, and $1,000 in 2006. A total of $441,583 in salary and fees has been accrued for all periods of her employment by the Company and remains unpaid to Dr. Marshall.

(2)	Of the amount indicated, only $74,590 has been paid to Mr. Marshall. The balance has been accrued due to the lack of funds. Aggregate accrued wages owed Mr. Marshall at December 31, 2008 totaled $1,169,339.

(3)	Of the amount indicated, no amounts have been paid to Mr. Marshall. The amount has been accrued, but has not been paid to Mr. Marshall due to the lack of funds. See note (2).

(4)	Of the amount indicated, only $28,000 has been paid to Mr. Marshall. The balance has been accrued due to the lack of funds. See note (2).

(5)	During 2007, the board of directors approved the issuance of 2,500,000 shares of Common Stock to Mr. Marshall, valued at $0.02 per share, or $50,000. The shares, however, were not issued to Mr. Marshall until May 2008.

We do not have any employment agreements with any employee. Our Board of Directors does not have a compensation committee or audit committee. The Board determines matters concerning the compensation of executive officers. When resources allow, we anticipate that directors will be paid an annual fee and a fee for attendance at meetings of the Board and meetings of committees of the Board.
The following table sets forth information regarding outstanding equity awards at December 31, 2008 held by our named executive officers.
Outstanding Equity Awards at Fiscal Year-End Table

	Option awards					Stock awards
			Equity					Equity	Equity
			incentive					incentive	incentive
			plan awards:					plan awards:	plan awards:
	Number of	Number of	Number of					Number of	Market or
	securities	securities	securities					unearned	payout value of
	underlying	underlying	underlying			Number of	Market value of	shares, units or	unearned
	unexercised	unexercised	unexercised	Option		shares or units	shares of units	other rights	shares, units or
	options	options	unearned	exercise		of stock that	of stock that	that have not	other rights that
	(#)	(#)	options	price	Option	have not vested	have not vested	vested	have not vested
Name	exercisable	unexercisable	(#)	($)	expiration date	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Edwin G. Marshall	-0-	-0-	-0-	n/a	n/a	n/a	n/a	n/a	n/a
Director Compensation
The following table summarizes compensation paid to the Company’s Board of Directors during the most recent completed fiscal year. Directors who are also employees and officers of the Company are not otherwise compensated for their service on the Board of Directors.

					Nonqualified
				Non-equity	deferred
	Fees earned or	Stock	Option	incentive plan	compensation	All other
	paid in cash	awards	awards	compensation	earnings	compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Richard G. Solomon	$0	$0 (1)	$0	$0	$0	$0	$0
Daniel D. Hoyt	$0	$0 (1)	$0	$0	$0	$0	$0
Michael E. Shannon	$0	$0 (1)	$0	$0	$0	$0	$0

(1)	During 2007, the board of directors approved the issuance of 2,500,000 shares of Common Stock to Richard G. Solomon, 2,500,000 shares of Common Stock to Daniel D. Hoyt, and 1,250,000 shares of Common Stock to Michael E. Shannon. Each of the shares was valued at $0.02 per share, or a total of $125,000. The shares, however, were not issued to the directors until May 2008. No compensation was paid to the directors for services in 2008. The Company’s Chief Executive Officer, Ed Marshall is also a director. He received no compensation for his services as a director in 2008.

Security Ownership of Certain Beneficial Owners and Management
Equity Compensation Plan Information
The following table sets forth information regarding outstanding awards and shares reserved for future issuance under our equity compensation plans as of December 31, 2008.

Number of
securities
remaining available
for
future issuance
under equity
compensation plans
	Number of securities to	Weighted-average	(excluding securities
	be issued upon exercise	exercise price of	reflected
	of outstanding awards	outstanding awards	in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	n/a	n/a
Equity compensation plans not approved by security holders	—	n/a	n/a
Total	—	n/a	n/a
Security Ownership of Certain Beneficial Owners
As of June 26, 2009, the Company was not aware of any beneficial owners of more than five percent of its outstanding Common Stock other than stockholders who are also officers or directors of the Company whose beneficial holdings of our Common Stock are described below.
Security Ownership of Management
The following table sets forth information as of June 26, 2009, as to the Company’s Common Stock beneficially owned by our directors, principal executive officer, principal financial officer, principal accounting officer and other executive officers or persons performing similar functions for the Company (collectively the “named executive officers”) and by all directors and named executive officers as a group:

		(3)		(4)
(1)	(2)	Amount and nature		Percent
Title of class	Name of beneficial owner	of beneficial ownership		of class
Common Stock	Edwin G. Marshall, Director and Chief Executive Officer	15,909,241	(1)	7.6%
Common Stock	Richard G. Solomon, Director	10,210,001	(2)	4.9%
Common Stock	Daniel D. Hoyt, Director	20,164,816	(3)	9.6%
Common Stock	Michael E. Shannon, Director	3,680,000		1.8%
Common Stock	Steve M. Hanni, Chief Financial Officer	1,400,000		*
Common Stock	All Officers and Directors As a Group (5 persons)(4)	51,364,058		24.5%

*	Less than 1%.

(1)	Amount indicated includes (i) 2,270,000 shares owned of record by Jill Marshall, Mr. Marshall’s wife, (ii) 4,936,507 shares owned of record by Sand Dollar, a limited partnership of which Mr. Marshall is the general partner, (iii) 8,629,366 shares owned directly by Mr. Marshall, (iv) 52,868 shares held by Mr. and Mrs. Marshall as joint tenants and (v) 20,500 shares held in street name.

(2)	Amount indicated includes combined holdings of Mr. Solomon individually, members of his immediate family, and Solwin Investments Ltd. Also includes warrants to purchase 165,000 shares of Common Stock at $0.05 per share, and warrants to purchase 125,000 shares of Common Stock at $0.02 per share.

(3)	Includes warrants to purchase 8,247,408 shares of Common Stock at prices ranging from $0.02 to $0.20 per share, and 11,917,408 shares owned of record.

(4)	Based on a total of 210,035,757 shares outstanding. This amount includes currently exercisable warrants for the purchase of 10,109,629 shares and eliminates all duplicate holdings.
PROPOSAL NUMBER 2
APPROVAL OF AN AMENDMENT TO THE ARTICLES OF
INCORPORATION TO (A) INCREASE THE NUMBER OF AUTHORIZED SHARES
FROM 250,000,000 TO 395,000,000 SHARES OF COMMON STOCK, AND (B) AUTHORIZE PREFERRED
STOCK TO BE AVAILABLE FOR FUTURE ISSUANCE AS DETERMINED FROM TIME TO TIME BY
THE BOARD OF DIRECTORS OF THE COMPANY
Proposed Amendment
The Board of Directors of the Company has approved an amendment to Article IV of the Company’s Articles of Incorporation. The amendment would (a) increase the number of authorized shares of Common Stock from 250,000,000 to 395,000,000, par value $0.001 per share, and (b) authorize a class of Preferred Stock to be issued from time to time in such series and with such rights and preferences as the Board of Directors may from time to time determine and designate. The Board’s action to amend the Articles of Incorporation is subject to the approval of the Company’s stockholders.
The Board of Directors considers the increase in authorized shares and the authorization of preferred shares to be desirable to provide maximum flexibility with respect to the Company’s ability to augment its capital in the near future, and to provide greater flexibility for declaration of stock dividends and for other proper corporate purposes in the long term. In addition to enhancing the Company’s ability to raise capital through the sale of Common Stock and Preferred Stock or instruments that might be convertible into Preferred or Common Stock, the increased number of authorized shares of Common Stock and the ability to issue Preferred Stock will also give management of the Company additional options for acquisitions, mergers and other business combinations using the equity of the Company.
Prior to the adoption of the proposed amendment, Article IV of the Company’s Articles of Incorporation, as amended to date, reads as follows:
ARTICLE IV — CAPITAL STOCK
The aggregate number of shares which this corporation shall have the authority to issue is 250,000,000 shares of common stock having $.001 par value per share. All stock of the corporation shall be of the same class, common, and shall have the same rights and preferences. Fully-paid stock of this corporation shall not be liable to any further call or assessment.
Effect of Proposed Amendment
The amendment will increase the number of shares of Common Stock issuable by the Company and would also allow the Company to issue one or more series of Preferred Stock with such rights and preferences as the Board of Directors, in its discretion, may designate. Presently there are no shares of Preferred Stock authorized or outstanding. There are no immediate plans to issue any shares of Preferred Stock and all shares authorized by the amendment at this time would be issuable only after the Board of Directors adopts a designation of the rights and preferences of a particular series of Preferred Stock in which it authorizes shares to be issued from the shares designated as Preferred Stock in the amended Articles of Incorporation. Adoption of the amendment will not increase or otherwise alter the number, class, or rights of any shares currently outstanding. Except for this change, the proposed amendment would not affect any other provision of the Articles of Incorporation as previously amended. The text of the Articles of Amendment to the Articles of Incorporation, including the proposed amendment to Article IV, is attached to this Proxy Statement as Appendix A and is incorporated herein by reference. Other than outstanding options or warrants that are currently out of the money, we have no current understanding, arrangement or agreement, oral or written, to issue stock, either Common or Preferred, for any purpose that would require an increase in the Company’s authorized Common Stock.
Background of the Proposed Amendment
As of the Record Date, there were approximately 220,240,924 shares of the Company’s Common Stock issued and outstanding. As of the Record Date, there were approximately                      shares of Common Stock reserved for issuance pursuant to presently issued and outstanding options, warrants and similar rights.
To date, the Company’s primary source of financing has been private sales of Common Stock. To facilitate such financing transactions, the authorized capital of the Company will need to be increased pursuant to a stockholder-approved amendment to the Company’s Articles of Incorporation.
Management believes that the proposed amendment increasing the authorized number of shares of Common Stock and authorizing a class of Preferred Stock would benefit the Company by allowing the Board of Directors to issue additional equity securities to raise capital, to pursue strategic investment and technology partners, to facilitate possible future acquisitions and business combinations, and to provide stock-related employee benefits.
The additional shares of Common Stock and shares of Preferred Stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of Common or Preferred Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized Common Stock and to authorize a class of Preferred Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of this Proposal No. 2 could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.
For these reasons, the Company’s Board of Directors is seeking stockholder approval of the proposed amendment. If the amendment is approved at the Annual Meeting, generally, no stockholder approval would be necessary for the issuance of all or any portion of the additional shares of Common Stock or for the designation and issuance of any series of Preferred Stock, unless required by law or any rules or regulations to which the Company is subject.
Depending upon the consideration per share received by the Company for any subsequent issuance of Common Stock or the rights and preferences designated for any series of Preferred Stock, such issuance could have a dilutive effect on those stockholders who previously paid a higher consideration per share for their stock. Also, future issuances of Common Stock (and, to the extent voting rights are also granted to any series of Preferred Stock when designated and issued, the issuance of shares of such series of Preferred Stock or to the extent such Preferred Stock may be convertible into Common Stock) will increase the number of outstanding shares, thereby decreasing the percentage ownership in the Company (for voting, distributions and all other purposes) represented by existing shares of Common Stock. Holders of Common Stock do not have any preemptive rights to acquire any additional securities issued by the Company.
If the stockholders do not approve the amendment, the Company will be precluded from raising additional equity capital, pursuing strategic partnership arrangements and acquisitions, or other similar transactions in which the Company is required to issue shares of Common Stock. In such event, the Company’s operations and financial condition will be materially and adversely affected because the Company presently does not have sufficient cash reserves or revenues from operations to pay its operating expenses. Moreover, even if the Company were to negotiate additional merger, acquisition, or other transactions on terms acceptable to the Company, the Company likely would not be able to complete such transactions without an increase in authorized capital.
Adoption of the proposal to approve the amendment requires the approval of the holders of a majority of the outstanding Common Stock of the Company. If approved by the stockholders, the proposed amendment would become effective upon the filing with the Nevada Office of the Secretary of State (the “Secretary of State”) of the Articles of Amendment to the Articles of Incorporation setting forth such increase. The amended Article IV will read as follows:

ARTICLE IV — CAPITAL STOCK
     Classes of Stock. The Corporation is authorized to issue two classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock”. The total number of shares which the Corporation is authorized to issue is Four Hundred Twenty-Five Million (445,000,000). Three Hundred Ninety-Five Million (395,000,000) shares shall be Common Stock, par value $0.001 per share, and Fifty Million (50,000,000) shares shall be Preferred Stock, no par value per share, undesignated as to class, powers, designations, preferences, limitations, restrictions or relative rights. The board of directors of the Corporation is authorized to fix and determine any class or series of Preferred Stock and the number of shares of each class or series and to prescribe the powers, designations, preferences, limitations, restrictions and relative rights of any class or series established, all by resolution of the board of directors and in accordance with Section 78.1955 of the Nevada Revised Statutes, as the same may be amended and supplemented. All shares of stock issued by the Corporation shall be issued as fully paid up and nonassessable. Each share of Common Stock issued and outstanding shall entitle the holder thereof to one vote on all matters presented for a vote of the Stockholders of the Corporation.
If the proposed amendment is approved, we will file with the Secretary of State the form of Articles of Amendment found in Appendix A to this Proxy Statement, which include the amended Article IV. If the proposed amendment is not approved by a majority of the outstanding shares of the Company, the Articles of Incorporation of the Company will not be amended.
Vote Required and Board Recommendation
Approval of the amendment requires the affirmative vote of stockholders holding at least a majority of the Company’s outstanding Common Stock. The directors and executive officers of the Company, holding an aggregate of                     voting shares or                     % of our Common Stock as of June 26, 2009, intend to vote FOR approval of the Amendment.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT OF
THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES
PROPOSAL NUMBER 3
RATIFICATION OF THE SELECTION OF HJ ASSOCIATES & CONSULTANTS, LLP
AS THE COMPANY’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2009
The Board of Directors has selected HJ Associates & Consultants, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009. Although not required by law or otherwise, the selection is being submitted to the stockholders of the Company for their approval. The Board of Directors wishes to obtain from the stockholders a ratification of their action in appointing their existing independent registered public accounting firm, HJ Associates & Consultants, LLP for the fiscal year ending December 31, 2009. Such ratification requires the affirmative vote of a majority of the votes cast on this matter at the meeting.
In the event the appointment of HJ Associates & Consultants, LLP as the Company’s independent registered public accounting firm is not ratified by the stockholders, the adverse vote will be considered as a direction to the Board of Directors to select another independent registered public accounting firm. A representative of HJ Associates & Consultants, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF
HJ ASSOCIATES & CONSULTANTS, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.
Audit Fees
The Company’s independent registered public accounting firm for the past two fiscal years has been HJ Associates & Consultants, LLP. The aggregate fees billed to the Company by HJ Associates & Consultants, LLP for professional services rendered in fiscal years 2008 and 2007 in connection with (i) the audit of the Company’s annual financial statements set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 and (ii) the review of the Company’s quarterly financial statements set forth in its quarterly reports for each of its fiscal quarters in such years, totaled approximately $10,000 and $9,500, respectively.
All Other Fees
The Company did not engage HJ Associates & Consultants, LLP on any other matters not otherwise included in the above categories in either fiscal year 2008 or 2007, other than the review of the Company’s S-8 filing during 2008. Aggregate fees billed to the Company by HJ Associates & Consultants, LLP in connection with this review were $1,440.
Auditor Independence
Our Board of Directors considered that the work done for us in fiscal 2007 by HJ Associates & Consultants, LLP was compatible with maintaining HJ Associates & Consultants, LLP’s independence.
OTHER MATTERS
The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.
Future Proposals of Stockholders
The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the 2010 Annual Meeting of Stockholders is March 15, 2010.
Where You Can Find More Information
We are subject to the information and reporting requirements of the Exchange Act under which we file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any materials we have filed at the SEC at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public from the SEC’s internet website at http://www.sec.gov.
You may request a copy of any of our filings with the SEC at no cost, by writing, e-mailing, or telephoning us at the following address, e-mail address or phone number:

Medizone International, Inc.
144 Buena Vista,
Stinson Beach, California 94970
Email: medoz3int@gmail.com
(415) 868-0300
THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN SUCH JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE ANNUAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED JULY 17, 2009. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.
By Order of the Board of Directors
Edwin G. Marshall
Chief Executive Officer and
Chairman of the Board of Directors
July 17, 2009
Stinson Beach, California

ANNUAL MEETING OF SHAREHOLDERS OF MEDIZONE INTERNATIONAL, INC. August 26, 2009 PROXY VOTING INSTRUCTIONS INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card. TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) in COMPANY NUMBER the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and ACCOUNT NUMBER Account Number shown on your proxy card. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL — Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON — You may vote your shares in person by attending the Annual Meeting. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=04157 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20430003030000000000 6 082609 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 THROUGH 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x FOR AGAINST ABSTAIN 1. Election of Directors: 2. TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION OF THE COMPANY TO (A) INCREASE THE NOMINEES: AUTHORIZED SHARES TO 395,000,000 SHARES OF FOR ALL NOMINEES O Edwin G. Marshall COMMON STOCK, AND (B) PROVIDE FOR THE ISSUANCE O Richard G. Solomon OF UP TO 50,000,000 SHARES OF PREFERRED STOCK IN WITHHOLD AUTHORITY O Daniel D. Hoyt SUCH SERIES AND WITH SUCH RIGHTS AND FOR ALL NOMINEES O Dr. Michael E. Shannon M.A., M.Sc., M.D. PREFERENCES AS THE BOARD OF DIRECTORS OF THE COMPANY MAY FROM TIME TO TIME DETERMINE. FOR ALL EXCEPT (See instructions below) 3. TO RATIFY THE SELECTION OF HJ ASSOCIATES & CONSULTANTS, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING DECEMBER 31, 2009. 4. TO ACT UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0 MEDIZONE INTERNATIONAL, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card. The undersigned hereby appoints Edwin G. Marshall and Steve M. Hanni as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Medizone International, Inc. held of record by the undersigned on June 26, 2009, at the Annual Meeting of Stockholders to be held at The Peppermill Hotel Casino, 2707 South Virginia Street, Reno, Nevada 89502, on August 26, 2009, or any adjournment or postponement thereof. (Continued and to be signed on the reverse side.) 14475